Exhibit 99.1

• THFF

2 Forward-looking Information This presentation contains future oral and written statements of the Company and its management, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements are generally identifiable by the use of words such as “believe”, “expect”, “anticipate”, “estimate”, “could”, and other similar expressions. All statements in this presentation, including forward-looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events. A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. Additional information is included in the Company’s filings with the Securities and Exchange Commission. Factors that could have a material adverse effect on the Company’s financial condition, results of operations and future prospects can be found in the “Risk Factors” section in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025 and elsewhere in the Company’s periodic and current reports filed with the Securities and Exchange Commission. These factors include, but are not limited to, the effects of future economic, business and market conditions and changes, domestic and foreign, including competition, governmental policies and seasonality; legislative and regulatory changes, including changes in banking, securities and tax laws and regulations and their application by Company regulators, and changes in the scope and cost of FDIC insurance and other coverages; the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand and other interest sensitive assets and liabilities; the failure of assumptions and estimates underlying the establishment of reserves for possible loan losses, analysis of capital needs and other estimates; changes in borrowers’ credit risks and payment behaviors; and changes in the availability and cost of credit and capital. Norman D. Lowery President & Chief Executive Officer Rodger A. McHargue Chief Financial Officer, SVP Stephen P. Panagouleas Chief Credit Officer, SVP

Illinois 24 Banking Centers Indiana 21 Banking Centers 4 Loan Offices Kentucky 15 Banking Centers 1 Loan Office Tennessee 18 Banking Centers 4 Loan Offices First Financial Corporation Indiana’s first multi-bank holding company Established 1984 90 Locations 75 full-service banking centers 6 limited-service banking centers 9 loan production offices $6.2 Billion in Assets $2.2 Billion Trust and Assets Under Management First Financial Bank Primary subsidiary founded in 1834 Oldest national bank in Indiana 5th oldest national bank in the U.S. Terre Haute, Indiana Headquarters Georgia 3 Banking Centers 3

Our Vision

To be the foundation of community prosperity and trust for generations to come.

Our Mission

Empowering you with secure and innovative financial solutions focusing on quality of life.

Our Values

Start with SOUNDNESS
The strongest foundation for success is based on experience and stability.

Prioritize GROWTH
Avoiding complacency with a focus on continuous improvement.

Deliver VALUE
Solve for every client need.

Find the SOLUTION
Get the job done, obstacles are not excuses, they are opportunities.

Be ACCOUNTABLE
Set ambitious goals and communicate transparently.

Build COMMUNITY
Foster a culture of respect, belonging, & support, internally and externally.

★★★★★
5-Star Rating
BauerFinancial

2025 Community Bankers Cup
Raymond James

2026 Top Performing Community Bank
American Banker

Top 50 Best U.S. Bank
Bank Director Magazine

Best of the Best Rhea County, TN
Herald News

2026 Readers' Choice Vigo County, IN
Tribune-Star

4

TBV $30.94 $30.83 $33.16 $34.08 $37.57 $38.67 $31.66 $36.80 $35.73 $45.05 $46.98 $0.00 $10.00 $20.00 $30.00 $40.00 $50.00 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD Key Capital Ratios and Per Share Data As of June 30, 2026 12.80% 12.74% 13.69% 11.91% 11.40% 9.62% 7.79% 9.15% 7.78% 9.49% 9.22% 0.00% 3.50% 7.00% 10.50% 14.00% 17.50% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD TCE Total Risk Based 13.79% Tier 1 Risk Based 12.78% Tier 1 Leverage 10.81% Book Value $56.83 Tangible Book Value $46.98 Strong Capital 5

$3.12 $2.38 $3.80 $3.80 $3.93 $4.02 $5.82 $5.08 $4.00 $6.68 $3.58 $0.99 $2.50 $1.02 $1.02 $1.04 $1.06 $1.17 $1.28 $1.80 $2.04 $1.12 $0.00 $1.50 $3.00 $4.50 $6.00 $7.50 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD Earnings and Dividends Per Share EPS Dividends Paid History of Earnings and Dividend Growth 6 9 Yr. EPS CAGR = 8.83%

Outperformed the Indexes 50 100 150 200 250 12/31/2021 12/31/2022 12/31/2023 12/31/2024 12/31/25 7/31/2026 Total Shareholder Return Russell 2000 Index KRE - SPDR S&P Regional Banking ETF CBNK - NASDAQ Bank Index First Financial Corporation 7

Strong Stock Performance to Peer December 31, 2025 August 3, 2026 Source: NASDAQ Market Intelligence Desk Daily Report 8

Announced Repurchase Amount Shares Amount Completed April 21, 2022 10% 1,243,531 In Progress ** July 21, 2021 5% 652,411 $28,335,713 3/4/22 October 29, 2020 5% 685,726 $29,300,476 6/25/21 February 3, 2016 5% 637,500 $21,677,750 11/30/20 August 25, 2014 5% 667,700 $21,627,262 8/19/15 **As of 6/30/2026 purchased 724,671 for $29,132,283. 518,860 shares remain. History of Shares Repurchases 9

FFIEC BHC UBPR Data Non-interest Income % Avg Assets Return on Assets FFIEC BHC UBPR Data 1.30 0.98 1.56 1.42 1.25 1.10 1.41 1.26 0.92 1.42 1.35 0.92 0.95 1.22 1.19 0.97 1.25 1.17 0.95 0.92 1.12 1.16 '- 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 FFC Peer Better than Peer Performance 10 1.61 1.22 1.32 1.12 1.00 0.88 0.93 0.89 0.87 0.88 0.81 0.91 0.93 0.90 0.90 0.98 0.94 0.79 0.72 0.74 0.77 0.75 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 FFC Peer

Net Interest Income Loan Growth Driving Growth in Income $107,857 $116,579 $131,652 $146,346 $143,401 $165,042 $167,262 $174,986 $219,868 $118,156 4.11% 4.32% 4.25% 4.05% 3.20% 3.55% 3.78% 3.71% 4.29% 4.28% 2.00% 3.00% 4.00% 5.00% 6.00% $0 $42,500 $85,000 $127,500 $170,000 $212,500 $255,000 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD NII NIM $’s in (000’s) 11

Balance ($000) Commercial Loans By State Total $4,467,896,874 Diversified Loan Portfolio As of 06/30/2026 Loan Portfolio Commercial 71.24% Consumer 20.72% Residential 8.04% Commercial $3,183,138 Consumer $925,549 Residential $359,210 IN 43.67% IL 6.97% KY 9.28% TN 30.32% GA 1.54% Other 8.21% 12

Strong Asset Quality

Non-Performing Assets



$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
$17,179 .31%
$16,719 .30%
$11,352 .20%
$10,549 .19%
$19,947 .35%
$14,238 .25%
$29,451 .48%
$28,196 .46%
3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26
NPA ($,000)
NPA/Total Assets (%)

FFIEC BHC UBPR Data (Except Q2/26)

Non-Performing Loans



$30,000
$27,500
$25,000
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
0.80%
0.70%
0.60%
0.50%
0.40%
0.30%
0.20%
0.10%
0.00%
$14,134 .38%
$13,615 .36%
$10,379 .27%
$9,791 .25%
$19,259 .49%
$14,765 .36%
$28,754 .65%
$27,157 .61%
3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26
NPL ($,000)
NPL/Total Loans (%)

FFIEC BHC UBPR Data (Except Q2/26)

Reserves / Loans



$55,000
$53,500
$52,000
$50,500
$49,000
$47,500
$46,000
$44,500
$43,000
$41,500
$40,000
1.25%
1.20%
1.15%
1.10%
1.05%
$46,169 1.24%
$46,732 1.22%
$46,835 1.21%
$47,087 1.21%
$47,412 1.20%
$47,995 1.18%
$52,338 1.18%
$50,938 1.14%
3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26
Amount ($000)
% Total Loans

Net Charge-offs



$4,750
$4,250
$3,750
$3,250
$2,750
$2,250
$1,750
$1,250
$750
$250
0.13%
0.11%
0.10%
0.09%
0.08%
0.06%
0.05%
0.04%
0.03%
0.01%
0.00%
0.115%
0.033%
0.045%
0.041%
0.038%
0.041%
0.033%
0.058%
3Q24 4Q24 1Q25 2Q25 3Q25 4Q25 1Q26 2Q26
Dollar ($000)
% Total Loans

13

Total Portfolio Loan Growth Strong Growth Strategy Driving Results $1,953,988 $2,656,390 $2,610,294 $2,815,895 $3,067,438 $3,167,821 $3,836,717 $4,055,303 $4,467,897 35.95% -1.74% 7.88% 8.93% 3.27% 21.12% 5.70% 10.17% -10.00% -5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% 30.00% 35.00% 40.00% 45.00% 525,000 1,025,000 1,525,000 2,025,000 2,525,000 3,025,000 3,525,000 4,025,000 4,525,000 5,025,000 2018 2019 * 2020 2021 * 2022 2023 2024 * 2025 2Q26 * Portfolio Balance Growth Rate 7 Yr. CAGR = 10.891% $’s in (000’s) * Acquisition Years 14

Total Loans $925,549,164 Average Portfolio Yield of 7.78% 97.56% Secured Consumer Loans 72.47% ≥ 700 FICO 19.05% ≥ 650 to 699 6.64% ≥ 600 to 650 1.84% < 600 & No Score 65.96% Indirect Auto ($610,506,951) 15.45% New ($94,338,482) 84.555% Used ($516,168,469) Asset Quality 30 – 89 day Q2/26 Ave. Past Due .96% (Total YTD Ave. = 1.07%) Consumer Loan Portfolio As of 06/30/2026 $201,305,335 Home Equity 21.75% $92,023,334 Direct Auto 9.94% $610,506,951 Indirect Auto 65.96% $15,218,864 Other 1.64% $6,494,680 Credit Card 0.70% 15

$165,765,278 $95,019,127 Mortgage Loan Portfolio As of 06/30/2026 Total Loans $359,209,573 54.16% YTD Production is Sold (Q2/26) • $29.27 Million YTD New Production Sold • Average New Production LTV 72.95% • Average New Production FICO Score 733 • Average New Production DTI 34.76% • Average Loan Amount is $212,119 • Average New Production Interest Rate of 6.29% 45.84% YTD Production is Portfolio (Q2/26) • Underwritten to FHLMC Guidelines • $24.78 Million YTD New Production • Average New Production LTV 79.43% • Average New Production FICO Score 743 • Average New Production DTI 36.33% • Average Loan Amount of $476,528 • Average New Production Interest Rate of 6.71% • Average Total Portfolio Yield 5.80% (5.82% at 12/31/25) Asset Quality • YTD average past due 1.46% 16 $118,659,463 Fixed Rate 37.06% $240,550,110 Adjustable Rate 62.94% Mortgage Portfolio by Type Ave. Yield of 5.41% Ave. Yield of 6.01%

Commercial Portfolio Yield Analysis Well-Positioned For Continued Yield Expansion (As of 06/30/26) $286,659 $483,741 $250,487 $40,202 $200,988 $148,263 $162,642 $248,538 $78,476 $10,830 6.700% 6.280% 6.282% 5.655% 5.358% 6.419% 6.576% 6.498% 6.059% 3.992% 3.000% 3.250% 3.500% 3.750% 4.000% 4.250% 4.500% 4.750% 5.000% 5.250% 5.500% 5.750% 6.000% 6.250% 6.500% 6.750% 7.000% 7.250% 7.500% 5,000 55,000 105,000 155,000 205,000 255,000 305,000 355,000 405,000 455,000 Variable <1 Mo. Adjustable 3Q26 4Q26 2027 2028 2029 2030 2031 2032+ Balance Adjusting (000's) Balance Yield YTD 2026 New Loan Rate = 6.553% Adjustable-Rate Portfolio 17

Commercial Portfolio Yield Analysis (Cont.) Well-Positioned For Continued Yield Expansion $106,213 $96,904 $199,329 $211,174 $183,065 $157,427 $88,955 $193,596 5.612% 4.339% 5.258% 6.232% 6.494% 6.671% 6.195% 4.903% 4.000% 4.250% 4.500% 4.750% 5.000% 5.250% 5.500% 5.750% 6.000% 6.250% 6.500% 6.750% 7.000% 50,000 62,500 75,000 87,500 100,000 112,500 125,000 137,500 150,000 162,500 175,000 187,500 200,000 212,500 225,000 3Q26 4Q26 2027 2028 2029 2030 3031 3032+ Balance Due (000's) Balance Yield Fixed Rate Maturities YTD 2026 New Loan Rate = 6.597% 18

Residential/Multi-Family 42.10% Commercial Income Property 29.67% NOO Retail/Restaurants 8.79% Hotels and Motels 4.26% Residential & Non-Residential Property Managers 1.92% Lessors of Other Real Estate Property 7.91% Mini-warehouses/Self Storage 2.57% Single Family Housing/Subdivisions 1.31% Land Development 1.47% Commercial Real Estate Loan Mix As a % of CRE (Period Ended 06/30/2026) Residential/Multi-family $794,078,973 Commercial Income Property $559,716,847 NOO Retail / Restaurants $165,737,768 Lessors of Other Real Estate Property $149,202,440 Hotel/Motel $80,322,353 Mini-warehouse/Self-Storage $48,491,663 Residential & Non-Residential Property Management $36,203,349 Land Development $27,802,075 Single Family Housing $24,630,879 Total $1,886,186,346 19

Agriculture 19.692% Construction 8.901% Health Services 7.637% Banking & Financial Services 3.324% Floor Plan & Auto Industry 2.938% Retail Eating Establishments 1.787% Real Estate Activites 5.669% Other Retail+Convenience 7.189% Transportation & Utilities 5.754% Manufacturing 5.234% Personal Services 14.057% Government Entities 7.043% Forestry, Oil/Gas … Religious Organizations 0.850% Amusement & Recreation 2.303% Wholesale Distribution 4.473% All All Other 2.355% Commercial & Industrial Loan Mix As a % of Total C & I Loans (Period Ended 06/30/2026) Agriculture $255,397,254 Personal Services $182,314,636 Construction & Contractors $115,447,714 Other Retail + Convenience $93,241,080 Government Entities $91,348,170 Health Services $99,051,490 Real Estate Activities $73,527,992 Transportation & Utilities $74,631,580 Manufacturing $67,883,319 Banking & Financial Services $43,113,138 Floor Plans & Auto Industry $38,099,871 Amusement & Recreation $29,864,047 Wholesale Distribution $58,011,890 Retail Eating Establishments $23,175,577 Religious Organizations $11,027,622 Forestry, Oil, Gas & Energy $10,271,066 All Other (Including Private HH) $30,545,375 Total $1,296,951,821 20

Commercial Production Pipeline As of 06/30/2026 Region Pipeline New Money Central $60,356,000 $15,809,000 West $228,399,000 $80,364,000 Southern $241,595,000 $90,768,000 Middle TN $612,888,000 $169,507,000 Indy / Ft. Wayne LPO $231,266,000 $102,059,000 East TN $117,509,000 $43,558,000 Kentucky $77,769,000 $14,061,000 Total $1,569,782,000 $516,126,000 YE 12/31/2025 $1,446,529,866 $565,816,075 Production YTD Current Pipeline Dollars (Q2 2026) Region Term Production Line Production Central $24,685,605 $18,587,875 West $21,581,721 $875,000 Southern $27,566,615 $4,236,950 Middle TN $68,015,722 $5,247,284 Indy / Ft. Wayne LPO $65,849,483 $12,500,000 East TN $22,771,578 $14,730,921 Kentucky $21,901,708 $3,742,395 Total $252,372,432 $64,290,955 YE 12/31/2025 $605,959,776 $216,052,743 State Pipeline $ Indiana $219,164,000 Illinois $36,454,000 Kentucky $48,355,000 Tennessee $180,949,000 Other $31,204,000 Total $516,126,000 Current New Money Pipeline Dollars by State 21

Strong Core Deposit Franchise As of 06/30/2026 Deposit Mix Cost of Deposits 0.16 0.23 0.32 0.50 0.32 0.18 0.38 1.32 1.84 1.63 1.56 0.45 0.54 0.75 0.95 0.54 0.20 0.47 1.81 2.35 2.08 1.90 '- 0.40 0.80 1.20 1.60 2.00 2.40 2.80 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 BHC UBPR Interest Expense FFC Peer FFIEC BHC UBPR Data 18.1% 12.8 0.17% 0.25% 0.37% 0.56% 0.36% 0.20% 0.38% 1.26% 1.84% 1.56% 1.49% 0.00% 0.45% 0.90% 1.35% 1.80% 2.25% 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD 22 Non-interest bearing 19.8 Demand & Savings 63.6 Time 15.7 Brokered CDs 0.9 Average account tenure 13.43 years Estimated uninsured deposits as 36.4% of total deposits Estimated uninsured less collateralized as 19.9% total deposits Cycle to date deposit beta 21.26%

$90,308 $88,747 $91,289 $104,348 $112,758$117,406 $126,023 $130,176 $144,438 $154,926 $83,409 0 32500 65000 97500 130000 162500 195000 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 2026 YTD FFIEC BHC UBPR Data Non-interest Expense Efficiency Acquired HopFed Bancorp on 7/27/2019 Acquired Hancock Bancorp on 11/5/2021 Acquired SimplyBank on 7/1/2024 Acquired CedarStone on 3/1/2026 Disciplined Expense Management 23 59.4 61.62 58.43 61.23 59.87 63.33 59.51 62.00 66.36 59.78 59.98 68.42 62.21 61.22 61.65 61.22 60.88 59.89 64.78 65.85 61.91 61.44 45.0 51.0 57.0 63.0 69.0 75.0 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025 1Q26 FFC Peer

$2.2 Billion Trust Assets Under Management Wealth Management 2025 2026 YTD Revenue ($000) 5,393 2,994 Income before Tax 2,329 1,168 Wealth Management Wealth Services include: • Professional Farm Management • Trust Administration • Estate Administration • Retirement Services • Corporate Trust Services 24

Well-positioned for sustainable and profitable growth • Diversified business model with strong risk management • High-caliber team members focused on customer service and technology optimization • Expanding presence in larger growth markets • Commercial banking focus with quality core deposits • Demonstrated ability to successfully complete mergers and acquisitions • Unblemished track record of delivering shareholder value • Over 30 consecutive years of increased shareholder dividends Key Investment Points 25

2022 2023 2024 2025 2026 YTD Net Interest Income 165,042 167,262 174,986 219,868 118,155 Provision <2,025> 7,295 16,166 8,200 3,850 Non-interest Income 46,716 42,702 42,772 41,972 21,863 Non-interest Expense 126,023 130,176 144,438 154,926 83,408 Net Income 71,109 60,672 47,275 79,208 42,547 Earnings Per Share (diluted) 5.82 5.08 4.00 6.68 3.58 Total Assets 4,989,281 4,851,614 5,561,786 5,756,508 6,178,309 Net Interest Margin 3.54 3.78 3.71 4.29 4.28 Return on Average Assets 1.41 1.26 0.92 1.42 1.42 Return on Average Equity 14.37 12.47 8.82 13.30 12.82 Dollars in millions except per share data 5-Year Financial Highlights 26

Rodger A. McHargue Chief Financial Officer, SVP rmchargue@first-online.com 812.238.6334 Stephen P. Panagouleas Chief Credit Officer, SVP spanagouleas@first-online.com 812.238.6431 Norman D. Lowery President and CEO lowerynd@first-online.com 812.238.6185 Thank You! • THFF